                                                       EXHIBIT 23.01




                            INDEPENDENT AUDITORS' CONSENT




     The Board of Directors
     Ceridian Corporation:


     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in this Form S-8 registration statement.




                                   KPMG Peat Marwick LLP






     Minneapolis, MN
     November 4, 1994